UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2023

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W. Calgary, Alberta, Canada T2P 3L8
(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange
6.375% Fixed-to-Floating Rate Subordinated Notes Series 2018-B due 2078	ENBA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 25, 2023, Melissa M. LaForge was appointed Senior Vice President & Chief Accounting Officer of Enbridge Inc. (“Enbridge”) effective August 13, 2023. Ms. LaForge, 38, has served as Vice President, Finance Business Partners supporting the Liquids Pipelines business and as Vice President, Finance of Enbridge Pipelines Inc., Enbridge’s wholly-owned subsidiary, since May 2022. From August 2021 to April 2022, she served as Vice-President, Controller of WestJet. Ms. LaForge originally joined Enbridge in 2013 and she progressed through the Finance organization with roles in Accounting Research, Investor Relations, Enterprise Financial Planning & Analysis and Investment Review from 2013 to 2021. Ms. LaForge has a Bachelor of Commerce and Master of Business Administration and is a Chartered Professional Accountant (Alberta).

There is no arrangement or understanding between Ms. LaForge and any other person pursuant to which she was appointed, and there are no family relationships between Ms. LaForge and any director or executive officer of Enbridge or related transactions between Ms. LaForge and Enbridge that are required to be reported. In connection with her appointment, Ms. LaForge will receive a base salary of C$310,000. Ms. LaForge will also be eligible to earn an annual discretionary bonus under Enbridge’s Short Term Incentive Plan, with a target of 50% of her base salary, and Ms. LaForge’s 2023 incentive target under Enbridge’s 2019 Long Term Incentive Plan will be 150% of her base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: July 28, 2023	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara Vice President, Corporate & Corporate Secretary (Duly Authorized Officer)